Pax World Funds Series Trust I and

Pax World Funds Series Trust III

(the “Trusts”)

Supplement Dated June 29, 2018

to the Prospectus and Statement of Additional Information dated May 1, 2018

PROSPECTUS

Effective July 1, 2018, the Prospectus will be amended, as follows:

1.	For each Fund that offers Class A shares, the following sentence is added to the end of the paragraph under Summary of Key Information — Fees & Expenses:

“Investors investing in the [Fund] through an intermediary should consult Appendix A to this Prospectus, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.”

2.	The last paragraph in the section entitled Shareholder Guide — Sales Charges — Class A Shares Not Subject to a Sales Charge on page 134 is replaced in its entirety with the following:

“Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers, registered investment advisors authorized to sell the Funds and employees of IAM. Whether a sales charge waiver described above is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. The Statement of Additional Information has more information about reductions and waivers of sales charges, including deferred sales charges. In addition, investors investing in a Fund through an intermediary should consult Appendix A to this Prospectus, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases through certain specified intermediaries. Before investing you should discuss which share class may be right for you with your financial intermediary.”

3.	The section entitled Global Citizen Program on page 153 is replaced in its entirety with the following:

“Voluntary Income Contribution to Foster Sustainable Development

In order to complement the Funds’ commitment to sustainable development, Pax World Fund investors are provided the opportunity to support humanitarian relief and sustainable development activities around the world by designating a portion of their investment earnings (dividends and/or capital gains) for contribution to Mercy Corps (www.mercycorps.org), a leading humanitarian relief organization based in Oregon, whose programs focus on helping communities recover from war or social upheaval through humanitarian relief work, sustainable development initiatives and promoting the development of civil society institutions.

Shareholders who hold an account directly in a Fund may, at their election, designate a voluntary contribution of a percentage of such shareholder’s Fund distributions (including both income and capital gains) to support Mercy Corps.

The Funds will automatically calculate the dollar amount represented by such percentage and will forward such amount to Mercy Corps on the shareholder’s behalf. Contributions to Mercy Corps are tax-deductible charitable contributions. Contributing shareholders will receive an annual confirmation for income tax purposes indicating the total amount of contributions made.

No compensation will be paid by Mercy Corps directly or indirectly to the officers and trustees of any Fund. In addition, the Boards of Trustees have been advised by the Advisers that no compensation will be paid directly or indirectly to the directors of Mercy Corps, except for reimbursement of travel expenses and payment of other reasonable fees for services rendered on behalf of projects undertaken by them.

To register as a Global Citizen Program designator, shareholders should complete the appropriate section on their account applications; existing account holders should contact the Funds to request a registration form. Additional information may be obtained by telephoning the Funds toll-free at 800.767.1729, or by visiting the Global Citizen Program page of the Funds’ website at www.paxworld.com.”

4.	The following information is added as an appendix to the Prospectus:

“Appendix A

Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information

As described in the Prospectus, Class A shares may be subject to an initial sales charge and a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

MORGAN STANLEY

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	If Class C (i.e., level-load) shares are offered, such shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.”

STATEMENT OF ADDITIONAL INFORMATION

1.	The sixth paragraph in the section entitled Investment Philosophy on page 6 is replaced in its entirety with the following:

The EAFE ESG Index Fund invests in companies included in the MSCI EAFE ESG Leaders Index, the constituents of which are determined by MSCI ESG Research, although the Adviser seeks to exclude any issuers involved in the manufacture or sale of weapons or manufacture of tobacco products that are not excluded by MSCI. See “MSCI Index Sustainability/ESG Criteria” in the Prospectus for MSCI ESG Research criteria applicable to the EAFE ESG Index Fund’s securities.”

2.	The first paragraph in the section entitled Compensation of Trustees on page 66 is replaced in its entirety with the following:

“Trust I and Trust III together pay each disinterested trustee an annual retainer of $28,750 ($46,875 for the Chairman of the Board). In addition, the Trusts together pay each Disinterested Trustee a fee of $7,187 for attendance at each meeting of the Boards. Trustees are also reimbursed for their travel expenses for attending meetings of the Boards. In addition, the Trusts together pay $5,000 to each member of the Audit Committee ($5,800 for the Chair of the Audit Committee) for attendance at each Audit Committee meeting, and $5,000 to each member of the Governance Committee ($5,800 for the Chair of the Governance Committee) for attendance at each Governance Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings, as well as $5,000 to each trustee for attendance at the annual education session. Other than the foregoing amounts, trustees do not receive compensation from the Trusts for services performed as a trustee. Mr. Keefe, Ms. Martinez and Ms. Krawcheck, as Interested Trustees, are not paid compensation by the Funds.”

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